UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Beavercreek, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 – June 30, 2013

Item 1. Reports to Stockholders.

James Advantage Funds	Shareholder Letter
June 30, 2013 (Unaudited)

Once again, I would like to thank you for helping us achieve another major milestone. This past year the James Balanced: Golden Rainbow Fund crossed the threshold of $2.0 billion in assets. As you know, this fund, as well as the James Small Cap Fund, received recognition from US News and World Report. The good news on the Golden Rainbow Fund is the higher assets have led to a drop in fees. The advisory fee rate has dropped for assets in excess of $500 million, $1 billion and now $2 billion.

In spite of worries about the US Presidential election, the fiscal cliff, sequestration and the possible end of Quantitative Easing, the US stock market made advances to record highs. At the same time, bonds, commodities and emerging market investments struggled. Here is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500 rose by 20.60% over the twelve months ended June 30, 2013, an exceptional year. The Dow Jones Industrials rose a little less, 18.87%, while smaller capitalization stocks, represented by the Russell 2000, rose an amazing 24.21%.

It was a pretty good year for Healthcare Facility stocks, Oil and Gas Refiner stocks and Automobile Manufacturer stocks. Education Service, Gold and Computer Hardware stocks didn’t do very well.

The bond market started the fiscal year strong but faded. Longer bonds took a significant tumble starting in April, as worries about the end of the Fed’s bond buying and the recent run up in stock prices brought about selling. The Barclay’s Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, only rose 0.28%. Longer term bonds fell, with the Barclay’s Long Gov/Credit Index actually losing 4.69%.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work, and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

Our strategy is premised on preserving capital in declining markets. The execution of this strategy includes holding undervalued stocks, which we call value stocks. We believe this strategy can provide consistent returns that will, over the long run, outperform the Funds’ benchmarks.

Fund Performance

The James Balanced: Golden Rainbow Fund Retail Class shares rose 9.98% over the twelve months ended June 30, 2013. Its benchmark, a blended index comprised of the Russell 2000 Index, the S&P 500 Index and the Barclays Intermediate Government/Credit Bond Index, rose by 10.93%. The Fund lagged its benchmark slightly as the bond holdings reduced the strong performance of the stock holdings. We did increase equity holdings after the Presidential election and later trimmed them in May and June after the strong stock market advance. Unfortunately, bonds fell during the latter part of the year and this diminished performance.

The James Small Cap Fund rose nicely, advancing 22.51% over the fiscal year versus a rise of 24.21% for the Russell 2000, its benchmark. Value oriented small cap stocks did well and the portfolio was helped by investments in Energy, Industrial and Technology stocks. Its REITs and Utility stocks rose in value but were laggards. The portfolio’s cash position, about 6 to 7% of assets for most of the year, was the major reason for the Fund’s underperformance relative to its benchmark.

The James Mid Cap Fund rose 21.68%, while its benchmark, the S&P 400 Mid Cap Value Index, rose 27.03%. All major industry sectors rose, but the fund was particularly aided by holdings in Consumer Non-Cyclical and Industrial stocks. The largest contributors to the fund lagging its benchmark

Annual Report | June 30, 2013	1

Shareholder Letter	James Advantage Funds
June 30, 2013 (Unaudited)

were lower returns in Dollar Tree, Stone Energy and Delek (all sold) and the fact the fund held its cash position between 5 and 7% of assets for most of the year.

The James Micro Cap Fund rose 20.64%, while its benchmark, the Russell Micro Cap Index rose 25.38%. This fund focuses on companies that are less than $250 million in size. The fund had excellent results in the Finance and Industrial sectors, but lagging performance in several securities in other sectors, as well as its cash position, about 7% of assets for most of the year, were the major reasons for the Fund’s underperformance relative to its benchmark.

The James Long/Short Fund rose 17.67%, while its benchmark, the S&P 500, rose 20.60%. This fund seeks to take advantage of volatile markets through the use of some leverage and some shorting of overpriced stocks. Given the Fund’s ability to leverage itself, to hold bonds, and to short securities, investors should not expect a tight correlation to the S&P 500. The Fund lagged its benchmark because we had some stocks which were sold short in a rapidly rising stock market and because the Fund’s cash position throughout the year was a drag on performance.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

After crossing many apparent hurdles, the stock market hit new highs and investor sentiment has followed the trend. Today we find many more bulls than bears, and a number of research teams are calling for yet more new highs. Investors are shifting from bonds and cash into equities, and signs of enthusiasm are abundant. In addition, many may have “missed” the market rally from its lows in 2009, and want to join in on the market advance.

However, pitfalls appear to have cropped up in a number of areas. Emerging markets, commodities and bonds have all experienced some significant corrections. Getting investors to take more risk seems to have been the goal of the Federal Reserve with its Quantitative Easing policy, but it is also putting more volatility into prices of all investments. As a result, many are facing a conundrum of how to invest.

Getting back to basics, the economy doesn’t look to make rapid gains. New regulations, higher taxes, weaker exports and a higher dollar all point to sluggish domestic growth. However, gains in housing and automobile sales have been encouraging and bring support in other areas of the economy. Still, consumers are not spending robustly and the job market is not creating a great deal of confidence. This doesn’t lead us to believe a major upturn in earnings is likely.

Bonds appear to be working through a transition period of low rates. We can expect volatility in bond prices, and a moderate approach to bonds is prudent. Stocks are not at the bargain levels they were in 2009 and may experience a correction in spite of their good recent progress. It makes sense to take a moderate approach to equity levels at this time as well. Nonetheless, we are optimistic and look forward to opportunities to add to equity levels in the future.

Barry R. James, CFA, CIC

President

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted overage of 30 actively traded Blue-Chip stocks.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	9.98%	6.61%	7.97%	8.26%
S&P 500® Index	20.60%	7.01%	7.30%	9.00%
Russell 2000® Index	24.21%	8.77%	9.53%	9.84%
Barclays Capital Intermediate Government/Credit Index	0.28%	4.57%	4.03%	6.01%
Blended Index(1)	10.93%	6.87%	6.65%	8.16%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Fund inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012, was 1.07%.

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow - Institutional Class	10.26%	N/A	N/A	12.83%
S&P 500® Index	20.60%	N/A	N/A	23.75%
Russell 2000® Index	24.21%	N/A	N/A	27.09%
Barclays Capital Intermediate Government/Credit Index	0.28%	N/A	N/A	4.58%
Blended Index(1)	10.93%	N/A	N/A	15.07%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Fund inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012, was 0.82%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital Intermediate Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P Mid Cap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2013	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	22.51%	8.05%	9.16%	8.35%
Russell 2000® Value TR Index	24.77%	8.59%	9.30%	9.61%
Russell 2000® TR	24.21%	8.77%	9.53%	8.64%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012, was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P Mid Cap 400® Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	21.68%	4.48%	4.22%
S&P MidCap 400® Index	27.03%	8.94%	6.74%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund and Russell Microcap® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Micro Cap Fund	20.64%	12.42%
Russell Microcap® Index	25.38%	18.66%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012 was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund and S&P 500® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	17.67%	8.07%
S&P 500® Index	20.60%	12.35%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2012, was 2.67%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P MidCap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2013	5

Representation of Schedules of Investments	James Advantage Funds
June 30, 2013 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Long-Short Fund - Industry Sector Allocation

(% of Net Assets)

(Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

James Small Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Micro Cap Fund - Industry Sector Allocation

(% of Net Assets)

.
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James Advantage Funds	Disclosure of Fund Expenses
June 30, 2013 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Net Expense Ratio Annualized June 30, 2013(a)			Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.03%		$1,000.00	$1,044.70	$5.22
Retail Class Hypothetical (5% return before expenses)	1.03%		$1,000.00	$1,019.69	$5.16

Institutional Class Actual	0.78%		$1,000.00	$1,045.60	$3.96
Institutional Class Hypothetical (5% return before expenses)	0.78%		$1,000.00	$1,020.93	$3.91

James Small Cap Fund
Actual	1.50%		$1,000.00	$1,162.70	$8.04
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%		$1,000.00	$1,105.70	$7.83
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Micro Cap Fund
Actual	1.50%		$1,000.00	$1,194.20	$8.16
Hypothetical (5% return before expenses)	1.50%		$1,000.00	$1,017.36	$7.50

James Long-Short Fund
Actual	2.63	%(c)	$1,000.00	$1,130.40	$13.89
Hypothetical (5% return before expenses)	2.63	%(c)	$1,000.00	$1,011.75	$13.12

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.13% (annualized) of average net assets for the six months ended June 30, 2013.

Annual Report | June 30, 2013	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2013

Shares or Principal Amount		Value
COMMON STOCKS-42.7%
	Basic Materials-4.3%
160,000	Barrick Gold Corp.	$2,518,400
205,000	Buckeye Technologies, Inc.	7,593,200
112,500	CF Industries Holdings, Inc.	19,293,750
225,000	Cooper Tire & Rubber Co.	7,463,250
18,600	Eastman Chemical Co.	1,302,186
182,000	Huntsman Corp.	3,013,920
70,000	Innospec, Inc.	2,812,600
20,000	International Paper Co.	886,200
55,000	Newmont Mining Corp.	1,647,250
40,000	Olin Corp.	956,800
330,000	PH Glatfelter Co.	8,283,000
269,040	PolyOne Corp.	6,666,811
161,200	PPG Industries, Inc.	23,601,292
45,000	Terra Nitrogen Co. LP	9,629,550
10,500	Westlake Chemical Corp.	1,012,305
60,000	Worthington Industries, Inc.	1,902,600

		98,583,114

	Consumer, Cyclical-9.6%
694,600	Alaska Air Group, Inc.	36,119,200
14,500	CVS Caremark Corp.	829,110
203,100	Destination Maternity Corp.	4,996,260
288,800	Dillard’s, Inc., Class A	23,672,936
162,700	DIRECTV, Class A*	10,025,574
150,000	Foot Locker, Inc.	5,269,500
1,524,165	Ford Motor Co.	23,578,832
21,000	Haverty Furniture Cos., Inc.	483,210
40,000	LeapFrog Enterprises, Inc.*	393,600
25,000	Lennar Corp., Class A	901,000
627,800	Macy’s, Inc.	30,134,400
164,600	Moody’s Corp.	10,029,078
180,000	RR Donnelley & Sons Co.	2,521,800
740,315	Sinclair Broadcast Group, Inc., Class A	21,750,455
71,000	Southwest Airlines Co.	915,190
213,050	Target Corp.	14,670,623
135,000	TJX Cos., Inc.	6,758,100
163,500	Viacom, Inc., Class A	11,189,940
147,000	Viacom, Inc., Class B	10,003,350
87,000	Wal-Mart Stores, Inc.	6,480,630

		220,722,788

	Consumer, Non-cyclical-5.7%
215,500	Dean Foods Co.*	2,159,310
341,100	Eli Lilly & Co.	16,754,832
29,000	Grand Canyon Education, Inc.*	934,670
12,000	Hillshire Brands Co.	396,960
207,600	Ingredion, Inc.	13,622,712
272,000	Kroger Co.	9,394,880
449,200	Merck & Co., Inc.	20,865,340
608,000	Mylan, Inc.*	18,866,240
171,000	Newell Rubbermaid, Inc.	4,488,750
10,500	Omnicare, Inc.	500,955

See Notes to Financial Statements.
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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
599,000	Pfizer, Inc.	$16,777,990
2,850	Seaboard Corp.	7,717,800
3,000	Seneca Foods Corp., Class A*	92,040
30,000	Tupperware Brands Corp.	2,330,700
155,300	UnitedHealth Group, Inc.	10,169,044
12,000	USANA Health Sciences, Inc.*	868,560
31,075	WellPoint, Inc.	2,543,178
80,592	WhiteWave Foods Co., Class A*	1,309,620
114,779	WhiteWave Foods Co., Class B*	1,744,641

		131,538,222

	Energy-4.3%
156,970	Chevron Corp.	18,575,830
19,000	ConocoPhillips	1,149,500
110,000	Delek US Holdings, Inc.	3,165,800
98,300	Exxon Mobil Corp.	8,881,405
553,044	HollyFrontier Corp.	23,659,222
93,800	Plains All American Pipeline LP	5,234,978
552,500	Tesoro Corp.	28,906,800
248,000	Valero Energy Corp.	8,622,960

		98,196,495

	Financial-6.8%
304,000	American Financial Group, Inc.	14,868,640
170,900	AmTrust Financial Services, Inc.	6,101,130
301,000	Aspen Insurance Holdings, Ltd.	11,164,090
243,000	Brookfield Office Properties, Inc.	4,053,240
340,000	CBL & Associates Properties, Inc., REIT	7,282,800
1,041,000	Fifth Third Bancorp	18,790,050
8,600	Goldman Sachs Group, Inc.	1,300,750
404,250	JPMorgan Chase & Co.	21,340,358
993,000	KeyCorp	10,962,720
30,000	Montpelier Re Holdings Ltd.	750,300
36,000	National Financial Partners Corp.*	911,160
340,000	Nelnet, Inc., Class A	12,270,600
10,000	PNC Financial Services Group, Inc.	729,200
327,870	Protective Life Corp.	12,593,487
275,000	Rent-A-Center, Inc.	10,326,250
101,600	Torchmark Corp.	6,618,224
85,324	Travelers Cos., Inc.	6,819,094
282,025	Unum Group	8,283,074

		155,165,167

	Industrial-4.0%
117,800	AMERCO	19,071,820
357,000	American Axle & Manufacturing Holdings, Inc.*	6,650,910
55,000	American Railcar Industries, Inc.	1,843,050
37,000	CNH Global NV	1,541,420
20,000	Cummins, Inc.	2,169,200
7,000	Deere & Co.	568,750
60,000	Eaton Corp. PLC	3,948,600
12,600	Ingersoll-Rand PLC	699,552
180,000	Jarden Corp.*	7,875,000

See Notes to Financial Statements.
Annual Report | June 30, 2013	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2013

Shares or Principal Amount		Value
	Industrial (continued)
82,000	Magna International, Inc.	$5,840,040
8,000	Republic Services, Inc.	271,520
320,000	Sturm Ruger & Co., Inc.	15,372,800
110,000	Timken Co.	6,190,800
289,625	TRW Automotive Holdings Corp.*	19,242,685
11,000	United Rentals, Inc.*	549,010

		91,835,157

	Technology-4.8%
36,500	Alliant Techsystems, Inc.	3,005,045
220,000	Amkor Technology, Inc.*	926,200
150,000	Arrow Electronics, Inc.*	5,977,500
165,000	Avnet, Inc.*	5,544,000
40,000	CSG Systems International, Inc.*	868,000
511,910	Deluxe Corp.	17,737,682
17,000	Equifax, Inc.	1,001,810
230,000	Intel Corp.	5,570,600
19,500	International Business Machines Corp.	3,726,645
45,000	Intersections, Inc.	394,650
280,500	Kulicke & Soffa Industries, Inc.*	3,102,330
62,000	Lexmark International, Inc., Class A	1,895,340
27,000	Lockheed Martin Corp.	2,928,420
112,740	Northrop Grumman Corp.	9,334,872
100,000	PDL BioPharma, Inc.	772,000
20,000	TE Connectivity, Ltd.	910,800
338,840	Triumph Group, Inc.	26,819,186
308,200	Western Digital Corp.	19,136,138

		109,651,218

	Utilities-3.2%
154,500	American Electric Power Co., Inc.	6,918,510
9,000	American States Water Co.	483,030
320,500	AT&T, Inc.	11,345,700
464,000	BCE, Inc.	19,033,280
10,000	Black Hills Corp.	487,500
146,840	DTE Energy Co.	9,839,748
67,000	El Paso Electric Co.	2,365,770
20,000	Laclede Group, Inc.	913,200
69,200	Pike Electric Corp.	851,160
60,000	Pinnacle West Capital Corp.	3,328,200
248,000	PNM Resources, Inc.	5,503,120
255,000	Portland General Electric Co.	7,800,450
28,000	Public Service Enterprise Group, Inc.	914,480
134,000	TELUS Corp.	3,911,460
15,000	Westar Energy, Inc.	479,400

		74,175,008

TOTAL COMMON STOCKS
(Cost $730,998,719)		979,867,169

See Notes to Financial Statements.
10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
CLOSED-END FUNDS-0.1%
140,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	$1,526,000
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	171,235
50,000	Nuveen Premium Income Municipal Fund 2	677,000

TOTAL CLOSED-END FUNDS
(Cost $2,140,293)		2,374,235

EXCHANGE TRADED FUNDS-0.9%
10,000	iShares® Cohen & Steers Realty Majors Index Fund	806,200
55,000	iShares® MSCI Canada Index Fund	1,441,000
15,000	iShares® MSCI Germany Index Fund	370,500
15,000	iShares® MSCI Indonesia Investable Market Index Fund	467,550
15,000	iShares® MSCI Philippines Investable Market Index Fund	525,600
44,540	iShares® MSCI Poland Investable Market Index Fund	1,083,213
338,000	iShares® MSCI Singapore Index Fund	4,323,020
12,000	iShares® MSCI South Korea Index Fund	638,400
70,000	iShares® MSCI Switzerland Index Fund	2,005,500
10,000	iShares® S&P® National Municipal Bond Fund	1,050,400
122,900	SPDR® Nuveen Barclays Capital Short Term Municipal Bond ETF	2,937,310
181,450	SPDR® S&P® Homebuilders ETF	5,338,259

TOTAL EXCHANGE TRADED FUNDS
(Cost $20,430,033)		20,986,952

CORPORATE BONDS-9.0%
	Basic Materials-0.5%
$5,000,000	BHP Billiton Finance USA, Ltd., 1.000%, 2/24/15	5,027,025
5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,226,590
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,754,735

		12,008,350

	Communications-0.2%
5,000,000	BellSouth Corp., 5.200%, 9/15/14	5,249,900

	Consumer, Cyclical-0.6%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,655,620
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	5,962,980
785,000	McDonald’s Corp., 5.700%, 2/1/39	928,581
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,173,508

		13,720,689

	Consumer, Non-cyclical-1.1%
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,260,160
3,000,000	Hershey Co., 4.125%, 12/1/20	3,252,669
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	5,622,595
5,000,000	PepsiCo, Inc., 0.800%, 8/25/14	5,014,335
5,465,000	Wyeth LLC, 5.500%, 2/15/16	6,092,562

		25,242,321

	Energy-1.1%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,922,495
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	4,849,580
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	4,994,565
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,716,215

See Notes to Financial Statements.
Annual Report | June 30, 2013	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2013

Shares or Principal Amount		Value
	Energy (continued)
$5,000,000	Shell International Finance BV, 6.375%, 12/15/38	$6,448,125

		25,930,980

	Financial-3.2%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,117,895
5,000,000	Bank of America Corp., 1.776%, 4/27/16(a)	5,013,705
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,153,295
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,352,495
4,000,000	General Electric Capital Corp., 0.774%, 2/6/14(a)	4,011,088
10,000,000	General Electric Capital Corp., 1.082%, 4/15/20(a)	9,921,920
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,467,132
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,314,685
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	5,158,610
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,301,775
5,000,000	National City Corp., 4.900%, 1/15/15	5,300,050
5,000,000	UBS AG, 5.875%, 12/20/17	5,749,355

		73,862,005

	Industrial-0.4%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,289,382
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,503,787
5,000,000	United Technologies Corp., 3.100%, 6/1/22	4,936,310

		7,729,479

	Technology-1.4%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,356,488
5,000,000	Intel Corp., 3.300%, 10/1/21	5,015,750
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,074,550
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,255,879
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,087,734
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,608,095

		31,398,496

	Utilities-0.5%
5,000,000	Duke Energy Florida, Inc., 5.800%, 9/15/17	5,770,100
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,621,142

		10,391,242

TOTAL CORPORATE BONDS
(Cost $207,501,490)		205,533,462

MORTGAGE BACKED SECURITIES-1.4%
	Federal Home Loan Mortgage Corporation-0.5%
6,580,536	3.000%, 11/1/26	6,766,601
3,863,591	3.500%, 5/1/42	3,917,090

		10,683,691

	Federal National Mortgage Association-0.6%
3,348,490	3.000%, 3/1/27, Pool #AB4726	3,445,201
4,172,431	3.000%, 4/1/27, Pool #AB4927	4,296,602
5,388,658	4.500%, 9/1/40, Pool #MA0547	5,534,206

		13,276,009

See Notes to Financial Statements.
12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
	Government National Mortgage Association-0.3%
$6,994,325	4.000%, 12/20/40, Pool #4882	$7,379,426

TOTAL MORTGAGE BACKED SECURITIES
(Cost $31,305,137)		31,339,126

U.S. GOVERNMENT AGENCIES-2.2%
	Federal Farm Credit Banks-1.2%
10,000,000	1.750%, 5/28/20	9,623,060
10,000,000	2.380%, 5/15/23	9,440,800
10,000,000	3.220%, 3/26/31	9,189,870

		28,253,730

	Federal Home Loan Bank-0.8%
5,000,000	1.600%,10/22/20	4,750,360
5,000,000	1.250%, 7/25/22 (b)	4,921,565
10,000,000	2.430%, 10/11/22	9,640,970

		19,312,895

	United States Department of Housing and Urban Development-0.2%
5,000,000	2.050%, 8/1/19	4,966,175

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $55,212,899)		52,532,800

U.S. TREASURY BONDS & NOTES-31.2%
	U.S. Treasury Bonds-4.6%
97,500,000	3.875%, 8/15/40	105,498,023

	U.S. Treasury Inflation Indexed Notes-2.7%
15,832,575	2.500%,7/15/16	17,496,230
12,764,885	1.625%,1/15/18	13,967,580
26,885,925	1.375%,1/15/20	29,265,759

		60,729,569

	U.S. Treasury Notes-23.9%
55,000,000	2.625%,12/31/14	56,944,360
70,000,000	0.250%, 5/31/15	69,868,750
50,000,000	2.000%,1/31/16	51,875,000
25,000,000	0.250%, 5/15/16	24,730,475
35,000,000	1.000%, 9/30/16	35,226,940
58,000,000	4.625%, 2/15/17	65,648,750
20,000,000	1.500%, 8/31/18	20,050,000
70,000,000	2.750%, 2/15/19	74,467,960
117,000,000	2.625%, 11/15/20	121,835,376
30,000,000	1.750%, 5/15/23	28,078,140

		548,725,751

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $706,473,834)		714,953,343

FOREIGN BONDS-2.7%
	Australia Government-0.4%
AUD 10,000,000	5.250%, 3/15/19	10,102,796

See Notes to Financial Statements.
Annual Report | June 30, 2013	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2013

Shares or Principal Amount		Value
	Canada Government-0.5%
CAD 5,000,000	3.750%, 6/1/19	$5,218,123
CAD 5,000,000	3.500%, 6/1/20	5,168,631

		10,386,754

	Denmark Government-0.4%
DKK 56,000,000	1.500%, 11/15/23	9,436,451

	International Bank for Reconstruction & Development-0.2%
TRY 8,000,000	6.000%, 7/23/15	4,060,352

	Netherlands Government-0.2%
EUR 3,000,000	4.000%, 7/15/19	4,504,889

	Norway Government-0.4%
NOK 21,000,000	4.500%, 5/22/19	3,924,222
NOK 28,000,000	2.000%, 5/24/23	4,393,267

		8,317,489

	Queensland Treasury Corp.-0.2%
AUD 5,000,000	6.000%, 10/14/15	4,889,266

	Sweden Government-0.4%
SEK 52,000,000	5.000%, 12/1/20	9,373,694

TOTAL FOREIGN BONDS
(Cost $60,877,278)		61,071,691

MUNICIPAL BONDS-2.6%
	California-0.0%(c)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,049,770

	Colorado-0.1%
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,135,970

	Connecticut-0.3%
5,350,000	State of Connecticut, Series B, 5.000%, 11/1/25	6,069,789

	Florida-0.1%
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,085,930

	Georgia-0.1%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,272,430

	Illinois-0.1%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	537,340
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,045,790

		1,583,130

	Maryland-0.2%
5,000,000	County of Montgomery MD, 3.000%, 11/1/29	4,543,850

See Notes to Financial Statements.
14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
	Massachusetts-0.1%
$1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	$1,162,860

	Michigan-0.0%(c)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,030,100

	Ohio-0.8%
4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds, Series B, 6.150%, 12/1/33	4,869,850
5,000,000	County of Cuyahoga OH, 4.000%, 12/1/37	4,695,250
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,182,346
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	535,420
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	981,360
1,000,000	Ohio State University General Recipients Revenue Bonds, Series A, 5.000%, 12/1/28	1,100,760
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	592,570
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,124,310
2,000,000	State of Ohio General Obligation Unlimited Bonds, Series B, 5.000%, 2/1/22	2,055,160
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,087,730

		18,224,756

	Texas-0.4%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,081,110
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,042,140
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	537,925
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	5,839,317
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,058,150

		9,558,642

	Washington-0.2%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	4,682,750

	Wisconsin-0.2%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	5,666,750

TOTAL MUNICIPAL BONDS
(Cost $59,635,270)		59,066,727

SHORT TERM INVESTMENTS-6.5%
	Mutual Funds-2.1%
48,257,162	First American Government Obligations Fund, 7-Day Yield 0.016%	48,257,162

	U.S. Government Agency Securities-4.4%
$100,000,000	United States Treasury Bills, 0.098%, 2/6/14(d)	99,949,600

TOTAL SHORT TERM INVESTMENTS
(Cost $148,197,579)		148,206,762

See Notes to Financial Statements.
Annual Report | June 30, 2013	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2013

TOTAL INVESTMENT SECURITIES-99.3%
(Cost $2,022,772,532)	$2,275,932,267
OTHER ASSETS IN EXCESS OF LIABILITIES-0.7%	15,569,076

NET ASSETS-100.0%	$2,291,501,343

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(b)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2013.
(c)	Less than 0.05% of Net Assets
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

AUD - Australian Dollar

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CAD - Canadian Dollar

DKK - Danish Krone

ETF - Exchange Traded Fund

EUR - Euro

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SEK - Swedish Krona

SPDR - Standard & Poor’s Depositary Receipts

TRY - Turkish Lira

Foreign Bonds Securities Allocation
% of Net Assets
Europe	1.0%
Europe - Euro	0.6%
Asia - Pacific	0.6%
North America	0.5%

2.7%

See Notes to Financial Statements.
16	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
COMMON STOCKS-92.6%
	Basic Materials-7.4%
38,545	Aceto Corp.	$536,932
75,860	Cooper Tire & Rubber Co.	2,516,276
68,855	Innospec, Inc.	2,766,594
126,340	Lydall, Inc.*	1,844,564
50,376	Material Sciences Corp.*	506,783
22,194	Neenah Paper, Inc.	705,103
78,760	PH Glatfelter Co.	1,976,876
33,800	Worthington Industries, Inc.	1,071,798

		11,924,926

	Consumer, Cyclical-14.1%
46,060	1-800-Flowers.com, Inc., Class A*	285,111
6,021	Bassett Furniture Industries, Inc.	93,506
11,960	Courier Corp.	170,789
26,500	Destination Maternity Corp.	651,900
36,830	Dorman Products, Inc.	1,680,553
14,511	Flexsteel Industries, Inc.	353,778
40,720	Fred’s, Inc., Class A	630,753
125,890	Haverty Furniture Cos., Inc.	2,896,729
38,750	Kona Grill, Inc.*	454,150
96,180	La-Z-Boy, Inc.	1,949,569
390,045	LeapFrog Enterprises, Inc.*	3,838,043
25,360	Meritage Homes Corp.*	1,099,610
125,730	Myers Industries, Inc.	1,887,207
37,830	PC Connection, Inc.	584,473
27,705	Rocky Brands, Inc.	418,900
176,725	Sinclair Broadcast Group, Inc., Class A	5,192,180
13,530	Susser Holdings Corp.*	647,816

		22,835,067

	Consumer, Non-cyclical-10.7%
12,765	Alico, Inc.	512,004
27,200	Andersons, Inc.	1,446,768
184,200	Carriage Services, Inc.	3,122,190
19,760	G&K Services, Inc., Class A	940,576
9,316	Libbey, Inc.*	223,304
109,195	LifePoint Hospitals, Inc.*	5,333,084
8,465	Nature’s Sunshine Products, Inc.	138,403
35,320	Seneca Foods Corp., Class A*	1,083,618
98,100	Toro Co.	4,454,721

		17,254,668

	Energy-7.6%
11,220	Adams Resources & Energy, Inc.	772,946
68,120	Alon USA Energy, Inc.	985,015
20,206	Blueknight Energy Partners LP	171,145
34,700	Calumet Specialty Products Partners LP	1,262,386
113,960	Delek US Holdings, Inc.	3,279,769
143,225	EPL Oil & Gas, Inc.*	4,205,086
35,509	Star Gas Partners LP	173,639
15,780	Sunoco Logistics Partners LP	1,009,131

See Notes to Financial Statements.
Annual Report | June 30, 2013	17

Schedule of Investments	James Small Cap Fund
June 30, 2013

Shares or Principal Amount		Value
	Energy (continued)
53,836	TGC Industries, Inc.	$442,532

		12,301,649

	Financial-13.0%
2,437	Altisource Asset Management Corp.*	657,990
8,124	Altisource Residential Corp., Class B*	135,589
89,250	American Financial Group, Inc.	4,365,217
13,080	AmTrust Financial Services, Inc.	466,956
11,150	BofI Holding, Inc.*	510,893
27,270	Coinstar, Inc.*	1,599,931
24,245	ePlus, Inc.	1,452,033
14,540	Federal Agricultural Mortgage Corp., Class C	419,915
14,893	HCI Group, Inc.	457,513
620	Investors Title Co.	43,983
39,090	MainSource Financial Group, Inc.	524,979
58,140	National Financial Partners Corp.*	1,471,523
23,265	Nicholas Financial, Inc.	351,767
24,960	Peoples Bancorp, Inc.	526,157
133,645	Rent-A-Center, Inc.	5,018,370
45,649	Southside Bancshares, Inc.	1,090,092
20,920	World Acceptance Corp.*	1,818,785

		20,911,693

	Industrial-12.9%
81,145	Alamo Group, Inc.	3,312,339
28,410	AMERCO	4,599,579
59,140	Celadon Group, Inc.	1,079,305
77,640	Dana Holding Corp.	1,495,346
49,850	Franklin Electric Co., Inc.	1,677,453
14,485	Park-Ohio Holdings Corp.*	477,715
23,922	SORL Auto Parts, Inc.*	62,197
12,465	Standex International Corp.	657,529
46,447	StealthGas, Inc.*	510,917
3,038	Strattec Security Corp.	113,500
132,057	Sturm Ruger & Co., Inc.	6,344,018
23,680	Supreme Industries, Inc., Class A*	118,400
17,634	UFP Technologies, Inc.*	345,274

		20,793,572

	Technology-12.4%
9,360	Alliant Techsystems, Inc.	770,609
11,610	Aware, Inc.	60,372
39,092	CalAmp Corp.*	570,743
21,780	CSG Systems International, Inc.	472,626
142,525	Deluxe Corp.	4,938,491
45,230	Gilat Satellite Networks, Ltd.*	250,574
95,190	Kulicke & Soffa Industries, Inc.*	1,052,801
86,271	Lionbridge Technologies, Inc.*	250,186
197,345	Mentor Graphics Corp.	3,858,095
28,470	NetSol Technologies, Inc.*	286,408
44,940	PDL BioPharma, Inc.	346,937
16,430	Perion Network, Ltd.*	188,123

See Notes to Financial Statements.
18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
	Technology (continued)
87,150	Triumph Group, Inc.	$6,897,923

		19,943,888

	Utilities-14.5%
115,550	Cleco Corp.	5,364,986
143,445	El Paso Electric Co.	5,065,043
56,140	Laclede Group, Inc.	2,563,352
65,995	NorthWestern Corp.	2,633,201
93,120	PNM Resources, Inc.	2,066,333
130,635	Portland General Electric Co.	3,996,125
8,894	Shenandoah Telecommunications Co.	148,352
538,170	Vonage Holdings Corp. *	1,523,021

		23,360,413

TOTAL COMMON STOCKS
(Cost $107,760,624)		149,325,876

SHORT TERM INVESTMENTS-7.1%
	Mutual Funds-4.3%
6,904,824	First American Government Obligations Fund, 7-Day Yield 0.016%	6,904,824

	U.S. Government Agency Securities-2.8%
$4,500,000	United States Treasury Bills, 0.060%, 11/14/13(a)	4,498,852

TOTAL SHORT TERM INVESTMENTS
(Cost $11,403,804)		11,403,676

TOTAL INVESTMENT SECURITIES-99.7%
(Cost $119,164,428)		160,729,552
OTHER ASSETS IN EXCESS OF LIABILITIES-0.3%		541,653

NET ASSETS-100.0%		$161,271,205

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.
Annual Report | June 30, 2013	19

Schedule of Investments	James Mid Cap Fund
June 30, 2013

Shares or Principal Amount		Value
COMMON STOCKS-92.6%
	Basic Materials-11.1%
7,500	Buckeye Technologies, Inc.	$277,800
13,000	Huntsman Corp.	215,280
1,000	NewMarket Corp.	262,560
10,000	Olin Corp.	239,200
15,500	PolyOne Corp.	384,090
8,000	Worthington Industries, Inc.	253,680

		1,632,610

	Consumer, Cyclical-11.7%
8,250	Alaska Air Group, Inc.	429,000
5,000	Dillard’s, Inc., Class A	409,850
6,500	Foot Locker, Inc.	228,345
15,000	KB Home	294,450
10,000	RR Donnelley & Sons Co.	140,100
15,000	Steelcase, Inc., Class A	218,700

		1,720,445

	Consumer, Non-cyclical-13.7%
15,000	Dean Foods Co.*	150,300
4,125	Ingredion, Inc.	270,683
10,000	Newell Rubbermaid, Inc.	262,500
75	Seaboard Corp.	203,100
6,400	Toro Co.	290,624
7,225	Tupperware Brands Corp.	561,310
10,325	Tyson Foods, Inc., Class A	265,146

		2,003,663

	Energy-5.7%
8,250	HollyFrontier Corp.	352,935
9,300	Tesoro Corp.	486,576

		839,511

	Financial-14.8%
8,775	American Financial Group, Inc.	429,185
8,000	Aspen Insurance Holdings, Ltd.	296,720
4,125	Home Properties, Inc., REIT	269,651
11,350	Nelnet, Inc., Class A	409,622
6,825	Protective Life Corp.	262,148
13,425	Rent-A-Center, Inc.	504,109

		2,171,435

	Industrial-17.2%
7,225	AGCO Corp.	362,622
3,000	AMERCO	485,700
11,625	Jarden Corp.*	508,594
6,700	Timken Co.	377,076
6,000	Trinity Industries, Inc.	230,640
8,250	TRW Automotive Holdings Corp.*	548,130

		2,512,762

See Notes to Financial Statements.
20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2013

Shares or Principal Amount		Value
	Technology-9.9%
34,525	Amkor Technology, Inc.*	$145,350
7,750	Arrow Electronics, Inc.*	308,837
13,950	Deluxe Corp.	483,368
25,500	LSI Corp.*	182,070
4,125	Triumph Group, Inc.	326,494

		1,446,119

	Utilities-8.5%
15,550	CMS Energy Corp.	422,493
4,975	DTE Energy Co.	333,375
8,000	Portland General Electric Co.	244,720
7,000	Vectren Corp.	236,810

		1,237,398

TOTAL COMMON STOCKS
(Cost $9,903,710)		13,563,943

EXCHANGE TRADED FUNDS-1.7%
3,100	iShares® Cohen & Steers Realty Majors Index Fund	249,922

TOTAL EXCHANGE TRADED FUNDS
(Cost $217,510)		249,922

SHORT TERM INVESTMENTS-9.1%
	Mutual Funds-5.6%
822,901	First American Government Obligations Fund, 7-Day Yield 0.016%	822,901

	U.S. Government Agency Securities-3.5%
$500,000	United States Treasury Bills, 0.046%, 11/14/13(a)	499,873

TOTAL SHORT TERM INVESTMENTS
(Cost $1,322,813)		1,322,774

TOTAL INVESTMENT SECURITIES-103.4%
(Cost $11,444,033)		15,136,639
OTHER LIABILITIES IN EXCESS OF ASSETS-(3.4)%		(493,815)

NET ASSETS-100.0%		$14,642,824

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Ltd. - Limited

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Annual Report | June 30, 2013	21

Schedule of Investments	James Micro Cap Fund
June 30, 2013

Shares		Value
COMMON STOCKS-96.7%
	Basic Materials-10.1%
26,220	Aceto Corp.	$365,245
34,277	Material Sciences Corp.*	344,827
15,085	Neenah Paper, Inc.	479,250

		1,189,322

	Consumer, Cyclical-17.3%
31,340	1-800-Flowers.com, Inc., Class A*	193,995
4,094	Bassett Furniture Industries, Inc.	63,580
8,180	Courier Corp.	116,810
9,874	Flexsteel Industries, Inc.	240,728
26,500	Kona Grill, Inc.*	310,580
25,715	PC Connection, Inc.	397,297
18,853	Rocky Brands, Inc.	285,057
9,202	Susser Holdings Corp.*	440,592

		2,048,639

	Consumer, Non-cyclical-9.4%
8,680	Alico, Inc.	348,155
30,781	Carriage Services, Inc.	521,738
6,386	Libbey, Inc.*	153,072
5,760	Nature’s Sunshine Products, Inc.	94,176

		1,117,141

	Energy-9.0%
7,620	Adams Resources & Energy, Inc.	524,942
13,809	Blueknight Energy Partners LP	116,962
24,290	Star Gas Partners LP	118,778
36,591	TGC Industries, Inc.	300,778

		1,061,460

	Financial-24.7%
7,580	BofI Holding, Inc.*	347,315
16,490	ePlus, Inc.	987,586
9,880	Federal Agricultural Mortgage Corp., Class C	285,334
10,128	HCI Group, Inc.	311,132
420	Investors Title Co.	29,795
26,560	MainSource Financial Group, Inc.	356,701
15,922	Nicholas Financial, Inc.	240,741
16,960	Peoples Bancorp, Inc.	357,517

		2,916,121

	Industrial-14.8%
9,860	Park-Ohio Holdings Corp.*	325,183
16,266	SORL Auto Parts, Inc.*	42,291
8,485	Standex International Corp.	447,584
31,598	StealthGas, Inc.*	347,578
2,066	Strattec Security Corp.	77,186
4,130	Sturm Ruger & Co., Inc.	198,405
16,101	Supreme Industries, Inc., Class A*	80,505

See Notes to Financial Statements.
22	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
June 30, 2013

Shares		Value
	Industrial (continued)
12,004	UFP Technologies, Inc.*	$235,038

		1,753,770

	Technology-9.3%
7,900	Aware, Inc.	41,080
26,592	CalAmp Corp.*	388,243
30,940	Gilat Satellite Networks, Ltd.*	171,408
58,701	Lionbridge Technologies, Inc.*	170,233
19,480	NetSol Technologies, Inc.*	195,969
11,180	Perion Network, Ltd.*	128,011

		1,094,944

	Utilities-2.1%
6,050	Shenandoah Telecommunications Co.	100,914
51,040	Vonage Holdings Corp.*	144,443

		245,357

TOTAL COMMON STOCKS
(Cost $ 7,614,326)		11,426,754

SHORT TERM INVESTMENTS-3.4%
	Mutual Funds-3.4%
398,855	First American Government Obligations Fund, 7-Day Yield 0.016%	398,855

TOTAL SHORT TERM INVESTMENTS
(Cost $ 398,855)		398,855

TOTAL INVESTMENT SECURITIES-100.1%
(Cost $ 8,013,181)		11,825,609
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(8,782)

NET ASSETS-100.0%		$11,816,827

Percentages shown are based on Net Assets.

*	Non-income producing security.

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.
Annual Report | June 30, 2013	23

Schedule of Investments	James Long-Short Fund
June 30, 2013

Shares		Value
COMMON STOCKS-94.4%
	Basic Materials-10.1%
16,230	Aceto Corp.	$226,084
14,510	Buckeye Technologies, Inc.(a)	537,451
1,170	CF Industries Holdings, Inc.(a)	200,655
8,690	Cooper Tire & Rubber Co.	288,247
6,620	Olin Corp.	158,350
5,590	Worthington Industries, Inc.	177,259

		1,588,046

	Consumer, Cyclical-14.5%
5,110	Alaska Air Group, Inc.	265,720
5,310	Dillard’s, Inc., Class A(a)	435,261
15,150	LeapFrog Enterprises, Inc.*	149,076
20,045	Sinclair Broadcast Group, Inc., Class A(a)	588,922
13,720	Southwest Airlines Co.	176,851
2,705	Target Corp.	186,266
2,500	Viacom, Inc., Class A(a)	171,100
3,995	Wal-Mart Stores, Inc.	297,588

		2,270,784

	Consumer, Non-cyclical-13.8%
9,915	Eli Lilly & Co.(a)	487,025
3,560	Merck & Co., Inc.	165,362
19,475	Pfizer, Inc.(a)	545,494
3,280	Toro Co.(a)	148,945
8,500	UnitedHealth Group, Inc.(a)	556,580
3,710	USANA Health Sciences, Inc.*	268,530

		2,171,936

	Energy-9.3%
3,705	Chevron Corp.(a)	438,450
10,475	HollyFrontier Corp.(a)	448,120
10,915	Tesoro Cor.(a)	571,073

		1,457,643

	Financial-13.9%
5,280	CBL & Associates Properties, Inc., REIT	113,098
27,590	Fifth Third Bancorp	497,999
3,830	JPMorgan Chase & Co.	202,186
20,570	KeyCorp	227,093
5,760	PNC Financial Services Group, Inc.(a)	420,019
9,595	Protective Life Corp.	368,544
8,222	Southside Bancshares, Inc.	196,336
2,030	Travelers Cos., Inc.	162,238

		2,187,513

	Industrial-10.1%
3,790	AGCO Corp.	190,220
1,510	AMERCO(a)	244,469
1,040	NACCO Industries, Inc., Class A	59,571
11,445	Sturm Ruger & Co., Inc.(a)	549,818
2,265	Timken Co.	127,474

See Notes to Financial Statements.
24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2013

Shares		Value
	Industrial (continued)
3,030	TRW Automotive Holdings Corp.*	$201,313
4,070	United Rentals, Inc.*	203,134

		1,575,999

	Technology-13.0%
12,305	Deluxe Corp.(a)	426,368
19,755	Kulicke & Soffa Industries, Inc.*(a)	218,491
2,415	Lockheed Martin Corp.(a)	261,931
1,250	Northrop Grumman Corp.(a)	103,500
10,555	Symantec Corp.(a)	237,171
4,815	Triumph Group, Inc.	381,107
6,680	Western Digital Corp.(a)	414,761

		2,043,329

	Utilities-9.7%
7,645	AT&T, Inc.(a)	270,633
3,245	DTE Energy Co.	217,447
9,595	PNM Resources, Inc.	212,913
17,160	Portland General Electric Co.(a)	524,924
103,585	Vonage Holdings Corp.*	293,146

		1,519,063

TOTAL COMMON STOCKS
(Cost $12,437,228)		14,814,313

EXCHANGE TRADED FUNDS-1.1%
5,950	SPDR® S&P® Homebuilders ETF	175,049

TOTAL EXCHANGE TRADED FUNDS
(Cost $164,107)		175,049

SHORT TERM INVESTMENTS-18.4%
	Mutual Funds-18.4%
2,887,239	First American Government Obligations Fund, 7-Day Yield 0.016%	2,887,239

TOTAL SHORT TERM INVESTMENTS
(Cost $2,887,239)		2,887,239

TOTAL INVESTMENT SECURITIES-113.9%
(Cost $15,488,574)		17,876,601
SEGREGATED CASH WITH BROKERS-33.8%		5,302,947
SECURITIES SOLD SHORT-(36.0)%
(Proceeds $5,622,877)		(5,652,634)
OTHER LIABILITIES IN EXCESS OF ASSETS-(11.7)%		(1,832,654)

NET ASSETS-100.0%		$15,694,260

See Notes to Financial Statements.
Annual Report | June 30, 2013	25

Schedule of Investments	James Long-Short Fund
June 30, 2013

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(36.0)%
	Basic Materials-(3.3)%
(1,520)	Agnico Eagle Mines, Ltd.	$(41,861)
(1,650)	ArcelorMittal	(18,480)
(9,780)	AuRico Gold, Inc.	(42,739)
(1,750)	Cemex SAB de CV, ADR	(18,515)
(6,090)	Eldorado Gold Corp.	(37,636)
(1,170)	First Quantum Minerals, Ltd.	(17,480)
(1,570)	Globe Specialty Metals, Inc.	(17,066)
(1,010)	Kraton Performance Polymers, Inc.	(21,412)
(3,590)	Molycorp, Inc.	(22,258)
(2,560)	Pretium Resources, Inc.	(16,896)
(1,920)	PVR Partners LP	(52,416)
(2,620)	Quanex Building Products Corp.	(44,121)
(2,700)	Sandstorm Gold, Ltd.	(15,795)
(4,290)	Seabridge Gold, Inc.	(40,455)
(1,690)	Solazyme, Inc.	(19,807)
(1,430)	Tahoe Resources, Inc.	(20,234)
(990)	Tronox, Ltd.	(19,948)
(7,280)	Turquoise Hill Resources, Ltd.	(43,170)

		(510,289)

	Consumer, Cyclical-(2.2)%
(180)	Amazon.com, Inc.	(49,984)
(3,510)	BioScrip, Inc.	(57,915)
(5,660)	Clear Channel Outdoor Holdings, Inc.	(42,224)
(820)	Expedia, Inc.	(49,323)
(540)	Five Below, Inc.	(19,850)
(2,760)	JC Penney Co., Inc.	(47,141)
(1,170)	Latam Airlines Group SA	(19,761)
(2,640)	Millennial Media, Inc.	(22,994)
(660)	Norwegian Cruise Line Holdings, Ltd.	(20,005)
(820)	Tile Shop Holdings, Inc.	(23,747)

		(352,944)

	Consumer, Non-cyclical-(6.1)%
(2,980)	Amarin Corp. PLC	(17,284)
(2,650)	Ariad Pharmaceuticals, Inc.	(46,348)
(2,450)	comScore, Inc.	(59,756)
(430)	CoStar Group, Inc.	(55,500)
(3,830)	Elan Corp. PLC, Sponsored ADR	(54,156)
(1,910)	Emeritus Corp.	(44,274)
(3,610)	Endologix, Inc.	(47,941)
(1,290)	Forest Laboratories, Inc.	(52,890)
(4,940)	InnerWorkings, Inc.	(53,599)
(620)	Intercept Pharmaceuticals, Inc.	(27,801)
(3,930)	MAKO Surgical Corp.	(47,356)
(4,740)	Merrimack Pharmaceuticals, Inc.	(31,900)
(5,120)	Nektar Therapeutics	(59,136)
(3,480)	NxStage Medical, Inc.	(49,694)
(720)	Pacira Pharmaceuticals, Inc.	(20,880)
(2,340)	Ritchie Bros Auctioneers, Inc.	(44,975)
(1,390)	Sotheby’s	(52,695)
(1,910)	Stonemor Partners LP	(48,056)

See Notes to Financial Statements.
26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2013

Shares		Value
	Consumer, Non-cyclical (continued)
(3,150)	Student Transportation, Inc.	$(19,247)
(1,320)	Tornier NV	(23,100)
(2,540)	Volcano Corp.	(46,050)
(1,940)	Wright Medical Group, Inc.	(50,847)

		(953,485)

	Energy-(6.8)%
(1,930)	Approach Resources, Inc.	(47,420)
(1,270)	Baytex Energy Corp.	(45,771)
(2,350)	Bill Barrett Corp.	(47,517)
(3,660)	Clean Energy Fuels Corp.	(48,312)
(800)	Cobalt International Energy, Inc.	(21,256)
(580)	Concho Resources, Inc.	(48,558)
(570)	Crescent Point Energy Corp.	(19,420)
(1,570)	Crestwood Midstream Partners LP	(39,171)
(760)	Diamondback Energy, Inc.	(25,323)
(5,740)	Eagle Rock Energy Partners LP	(45,174)
(1,150)	EV Energy Partner LP	(42,975)
(9,190)	Halcon Resources Corp.	(52,107)
(850)	Inergy Midstream LP(a)	(18,904)
(1,900)	Kosmos Energy, Ltd.	(19,304)
(1,180)	Laredo Petroleum Holdings, Inc.	(24,261)
(800)	MarkWest Energy Partners LP	(53,480)
(550)	MPLX LP	(20,245)
(990)	NuStar Energy LP	(45,194)
(1,760)	NuStar GP Holdings LLC	(47,045)
(1,010)	PDC Energy, Inc.	(51,995)
(9,440)	Pengrowth Energy Corp.	(46,539)
(4,760)	Penn West Petroleum, Ltd.	(50,361)
(950)	Sanchez Energy Corp.	(21,812)
(660)	SEACOR Holdings, Inc.	(54,813)
(460)	SolarCity Corp.	(17,374)
(4,220)	Talisman Energy, Inc.	(48,235)
(2,670)	Tullow Oil PLC	(20,412)
(1,290)	Williams Cos, Inc.	(41,886)

		(1,064,864)

	Financial-(1.7)%
(620)	Alexander & Baldwin, Inc.	(24,645)
(1,000)	Beneficial Mutual Bancorp, Inc.	(8,400)
(1,270)	China Life Insurance Co., Ltd.	(44,297)
(4,180)	E*Trade Financial Corp.	(52,919)
(1,150)	National Bank Holdings Corp.	(22,655)
(2,210)	PICO Holdings, Inc.	(46,322)
(400)	Realogy Holdings Corp.	(19,216)
(1,080)	Saul Centers, Inc.	(48,017)

		(266,471)

	Industrial-(0.9)%
(1,230)	Nidec Corp.	(21,550)
(380)	Proto Labs, Inc.	(24,689)
(1,660)	Simpson Manufacturing Co., Inc.	(48,837)
(3,060)	UTi Worldwide, Inc.	(50,398)

		(145,474)

See Notes to Financial Statements.
Annual Report | June 30, 2013	27

Schedule of Investments	James Long-Short Fund
June 30, 2013

Shares		Value
	Technology-(14.9)%
(2,280)	21Vianet Group, Inc.	$(25,832)
(1,390)	Acorda Therapeutics, Inc.	(45,856)
(1,160)	Aixtron SE, Sponsored ADR	(19,465)
(6,110)	Applied Micro Circuits Corp.	(53,768)
(6,360)	Arena Pharmaceuticals, Inc.	(48,972)
(2,260)	Aruba Networks, Inc.	(34,714)
(770)	BioMarin Pharmaceutical, Inc.	(42,958)
(750)	BroadSoft, Inc.	(20,700)
(1,770)	Cogent Communications Group, Inc.	(49,825)
(740)	Comverse, Inc.	(22,022)
(510)	Cornerstone OnDemand, Inc.	(22,078)
(620)	Crown Castle International Corp.	(44,882)
(4,790)	Cypress Semiconductor Corp.	(51,397)
(730)	Demandware, Inc.	(30,959)
(1,510)	Diebold, Inc.	(50,872)
(1,790)	EZchip Semiconductor, Ltd.	(48,312)
(850)	Facebook, Inc.	(21,131)
(1,080)	Fortinet, Inc.	(18,900)
(1,440)	Fusion-io, Inc.	(20,506)
(2,700)	Groupon, Inc.	(22,950)
(6,870)	Halozyme Therapeutics, Inc.	(54,548)
(1,980)	HMS Holdings Corp.	(46,134)
(690)	HomeAway, Inc.	(22,315)
(520)	Imperva, Inc.	(23,421)
(1,330)	Informatica Corp.	(46,523)
(5,240)	InterMune, Inc.	(50,409)
(6,110)	Intersil Corp.	(47,780)
(1,560)	Ironwood Pharmaceuticals, Inc.	(15,522)
(1,230)	Jive Software, Inc.	(22,349)
(1,530)	KEYW Holding Corp.	(20,273)
(5,250)	LivePerson, Inc.	(47,014)
(820)	LogMeIn, Inc.	(20,057)
(530)	MicroStrategy, Inc., Class A	(46,089)
(970)	Mistras Group, Inc.	(17,053)
(3,690)	Momenta Pharmaceuticals, Inc.	(55,571)
(550)	NetSuite, Inc.	(50,457)
(6,750)	NII Holdings, Inc.	(45,023)
(7,340)	Opko Health, Inc.	(52,114)
(3,260)	Optimer Pharmaceuticals, Inc.	(47,172)
(430)	Palo Alto Networks, Inc.	(18,129)
(1,200)	Polypore International, Inc.	(48,360)
(680)	QLIK Technologies, Inc.	(19,224)
(1,290)	Rackspace Hosting, Inc.	(48,878)
(1,090)	RealPage, Inc.	(19,991)
(1,160)	Ruckus Wireless, Inc.	(14,860)
(1,150)	Salesforce.com, Inc.	(43,907)
(1,370)	Sarepta Therapeutics, Inc.	(52,129)
(4,460)	Scientific Games Corp.	(50,175)
(570)	ServiceNow, Inc.	(23,022)
(3,510)	ServiceSource International, Inc.	(32,713)
(870)	Sourcefire, Inc.	(48,328)
(2,600)	Spectranetics Corp.	(48,568)
(440)	Splunk, Inc.	(20,398)

See Notes to Financial Statements.
28	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2013

Shares		Value
	Technology (continued)
(1,180)	Synageva BioPharma Corp.	$(49,560)
(5,060)	Synta Pharmaceuticals Corp.	(25,249)
(1,530)	Tangoe, Inc.	(23,608)
(610)	TESARO, Inc.	(19,971)
(2,340)	Tessera Technologies, Inc.	(48,672)
(2,280)	TIBCO Software, Inc.	(48,792)
(680)	Trulia, Inc.	(21,141)
(1,630)	Universal Display Corp.	(45,819)
(640)	Vertex Pharmaceuticals, Inc.	(51,117)
(880)	VirnetX Holding Corp.	(17,591)
(2,790)	Vivus, Inc.	(35,098)
(1,020)	Youku, Inc., ADR	(19,574)
(340)	Zillow, Inc.	(19,142)

		(2,339,939)

	Utilities-(0.1)%
(850)	Dynegy, Inc.	(19,168)

TOTAL COMMON STOCKS SOLD SHORT		(5,652,634)

TOTAL SECURITIES SOLD SHORT-(36.0)%
(Proceeds $5,622,877)		$(5,652,634)

Percentages shown are based on Net Assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $4,371,496.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liabilty Company

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.
Annual Report | June 30, 2013	29

Statements of Assets and Liabilities	James Advantage Funds
June 30, 2013

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

ASSETS:

Investment securities:
At cost	$2,022,772,532	$119,164,428	$11,444,033	$8,013,181	$15,488,574

At value	$2,275,932,267	$160,729,552	$15,136,639	$11,825,609	$17,876,601
Segregated cash with brokers	–	–	–	–	5,302,947
Cash	36,432	2,373	1,535	1,624	–
Dividends and interest receivable	10,934,657	156,374	23,158	2,182	16,862
Receivable for securities sold	1,688,196	–	–	–	–
Receivable for capital shares sold	6,850,945	676,170	–	2,006	148,480
Other assets	118,374	–	–	–	–

Total Assets	2,295,560,871	161,564,469	15,161,332	11,831,421	23,344,890

LIABILITIES:

Payable for securities sold short (proceeds $5,622,877)	–	–	–	–	5,652,634
Payable for dividends on securities sold short	–	–	–	–	3,594
Payable for capital shares redeemed	2,037,424	95,321	–	–	4,742
Payable for securities purchased	–	–	499,911	–	1,971,658
Accrued expenses:
Management fees	1,260,310	164,901	15,491	14,594	14,995
12b-1 distribution and service fees	354,470	33,042	3,106	–	3,007
Other payables	407,324	–	–	–	–

Total Liabilities	4,059,528	293,264	518,508	14,594	7,650,630

Net Assets	$2,291,501,343	$161,271,205	$14,642,824	$11,816,827	$15,694,260

NET ASSETS CONSIST OF:

Paid-in capital	$2,014,794,455	$158,645,711	$10,459,679	$9,209,612	$14,413,672
Accumulated net investment income/(loss)	(56,459)	3,261,972	44,964	(27,089)	(27,971)
Accumulated net realized gain/(loss) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	23,642,497	(42,201,602)	445,575	(1,178,124)	(1,049,711)
Net unrealized appreciation on investments, securities sold short andtranslation of assets and liabilities denominated in foreign currency	253,120,850	41,565,124	3,692,606	3,812,428	2,358,270

Net Assets	$2,291,501,343	$161,271,205	$14,642,824	$11,816,827	$15,694,260

See Notes to Financial Statements.
30	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2013

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

PRICING OF RETAIL CLASS SHARES(a):

Net assets	$1,735,735,714	$161,271,205	$14,642,824	$11,816,827	$15,694,260
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	76,985,289	5,627,177	1,129,391	846,643	1,341,242

Net assets value, offering price and redemption price per share	$22.55	$28.66	$12.97	$13.96	$11.70

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$555,765,629	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	24,866,471	N/A	N/A	N/A	N/A

Net assets value, offering price and redemption price per share	$22.35	N/A	N/A	N/A	N/A

(a)

James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund do not have a share class and will be presented as Retail Class shares throughout this annual report for financial reporting presentation purposes only.

See Notes to Financial Statements.
Annual Report | June 30, 2013	31

Statements of Operations	James Advantage Funds
For the Year Ended June 30, 2013

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

INVESTMENT INCOME:

Dividends (Net of withholding taxes of $255,605, $6,167, $1,084, $3,898 and $746, respectively)	$26,308,832	$4,051,648	$302,583	$286,487	$323,247
Interest	19,781,005	30	–	–	–

Total Investment Income	46,089,837	4,051,678	302,583	286,487	323,247

EXPENSES:

Management fees	12,689,936	1,747,532	176,298	163,757	131,765
12b-1 distribution and service fees - Retail Class	3,586,054	350,566	35,366	–	26,429
Dividend and interest expense on securities sold short	–	–	–	–	118,621
Administration fee	805,792	–	–	–	–
Transfer agent fee	245,583	–	–	–	–
Interest expense	–	–	–	–	8,588
Custodian fees	166,345	–	–	–	–
Professional fees	175,299	–	–	–	–
Trustee fees	68,102	5,318	530	409	382
Registration fees	189,167	–	–	–	–
Shareholder report printing and mailing	157,610	–	–	–	–
Other expenses	85,521	–	–	–	–

Total Expenses	18,169,409	2,103,416	212,194	164,166	285,785

Net Investment Income	27,920,428	1,948,262	90,389	122,321	37,462

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	37,169,315	4,647,983	641,430	(218,660)	266,157
Securities sold short	–	–	–	–	(585,802)
Foreign currency transactions	(414,265)	–	–	–	–
Net change in unrealized appreciation on investments	93,170,225	21,553,320	2,031,821	2,177,958	1,838,165
Net change in unrealized appreciation on securities sold short	–	–	–	–	32,153
Net change in unrealized depreciation on foreign currency translation	(30,284)	–	–	–	–

Net Realized and Unrealized Gain on Investments	129,894,991	26,201,303	2,673,251	1,959,298	1,550,673

Net Increase in Net Assets Resulting from Operations	$157,815,419	$28,149,565	$2,763,640	$2,081,619	$1,588,135

See Notes to Financial Statements.
32	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

FROM OPERATIONS:

Net investment income	$27,920,428	$17,230,048
Net realized gain/(loss) from investments and foreign currency transactions	36,755,050	(595,416)
Net change in unrealized appreciation on investments and foreign currency translation	93,139,941	36,098,881

Net Increase in net assets resulting from operations	157,815,419	52,733,513

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(19,795,813)	(12,661,724)
From net realized gain on investments	(9,278,093)	(15,647,688)
Institutional Class:
From net investment income	(8,557,617)	(3,948,993)
From net realized gain on investments	(2,721,986)	(2,791,260)

Decrease in net assets from distributions to shareholders	(40,353,509)	(35,049,665)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	720,893,867	604,816,423
Net asset value of shares issued in reinvestment of distributions to shareholders	27,565,964	26,684,112
Payments for shares redeemed	(356,189,244)	(335,396,377)

Net Increase in net assets from Retail Class capital share transactions	392,270,587	296,104,158

Institutional Class Shares:
Proceeds from shares sold	309,550,391	204,374,890
Net asset value of shares issued in reinvestment of distributions to shareholders	6,079,749	3,955,677
Payments for shares redeemed	(87,819,543)	(36,726,831)

Net Increase in net assets from Institutional Class capital share transactions	227,810,597	171,603,736

Total Increase in Net Assets	737,543,094	485,391,742

NET ASSETS:

Beginning of year	1,553,958,249	1,068,566,507

End of year	$2,291,501,343	$1,553,958,249

Accumulated Net Investment Income/(Loss)	$(56,459)	$64,329

See Notes to Financial Statements.
Annual Report | June 30, 2013	33

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	32,075,023	29,231,626
Shares issued in reinvestment of distributions to shareholders	1,257,838	1,304,568
Shares redeemed	(16,030,864)	(16,248,512)

Net Increase in shares outstanding	17,301,997	14,287,682

Shares outstanding, beginning of year	59,683,292	45,395,610

Shares outstanding, end of year	76,985,289	59,683,292

Institutional Class Shares:
Shares sold	13,915,324	9,870,813
Shares issued in reinvestment of distributions to shareholders	277,752	193,157
Shares redeemed	(3,966,673)	(1,774,556)

Net Increase in shares outstanding	10,226,403	8,289,414

Shares outstanding, beginning of year	14,640,068	6,350,654

Shares outstanding, end of year	24,866,471	14,640,068

See Notes to Financial Statements.
34	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

FROM OPERATIONS:

Net investment income	$1,948,262	$744,697
Net realized gain from investments	4,647,983	4,787,214
Net change in unrealized appreciation/(depreciation) on investments	21,553,320	(2,924,326)

Net Increase in net assets resulting from operations	28,149,565	2,607,585

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(2,605,549)	(159,992)

Decrease in net assets from distributions to shareholders	(2,605,549)	(159,992)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	57,572,635	134,731,715
Net asset value of shares issued in reinvestment of distributions to shareholders	2,207,916	148,116
Payments for shares redeemed	(58,780,402)	(84,105,197)

Net Increase in net assets from Retail Class capital share transactions	1,000,149	50,774,634

Total Increase in Net Assets	26,544,165	53,222,227

NET ASSETS:

Beginning of year	134,727,040	81,504,813

End of year	$161,271,205	$134,727,040

Accumulated Net Investment Income	$3,261,972	$630,546

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	2,172,515	5,809,465
Shares issued in reinvestment of distributions to shareholders	91,615	6,268
Shares redeemed	(2,276,226)	(3,590,131)

Net Increase/(Decrease) in shares outstanding	(12,096)	2,225,602

Shares outstanding, beginning of year	5,639,273	3,413,671

Shares outstanding, end of year	5,627,177	5,639,273

See Notes to Financial Statements.
Annual Report | June 30, 2013	35

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

FROM OPERATIONS:

Net investment income	$90,389	$40,374
Net realized gain from investments	641,430	322,442
Net change in unrealized appreciation/(depreciation) on investments	2,031,821	(1,147,310)

Net Increase/(Decrease) in net assets resulting from operations	2,763,640	(784,494)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(40,000)	(106,000)

Decrease in net assets from distributions to shareholders	(40,000)	(106,000)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	2,503,329	1,692,640
Net asset value of shares issued in reinvestment of distributions to shareholders	37,264	101,121
Payments for shares redeemed	(3,278,601)	(1,649,016)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(738,008)	144,745

Total Increase/(Decrease) in Net Assets	1,985,632	(745,749)

NET ASSETS:

Beginning of year	12,657,192	13,402,941

End of year	$14,642,824	$12,657,192

Accumulated Net Investment Income/(Loss)	$44,964	$(432)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	211,092	156,783
Shares issued in reinvestment of distributions to shareholders	3,238	9,640
Shares redeemed	(268,737)	(160,582)

Net Increase/(Decrease) in shares outstanding	(54,407)	5,841

Shares outstanding, beginning of year	1,183,798	1,177,957

Shares outstanding, end of year	1,129,391	1,183,798

See Notes to Financial Statements.
36	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

FROM OPERATIONS:

Net investment income/(loss)	$122,321	$(12,345)
Net realized loss from investments	(218,660)	(983,050)
Net change in unrealized appreciation on investments	2,177,958	629,089

Net Increase/(Decrease) in net assets resulting from operations	2,081,619	(366,306)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(119,999)	–
From net realized gain on investments	–	(40,981)

Decrease in net assets from distributions to shareholders	(119,999)	(40,981)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	2,469,575	2,542,578
Net asset value of shares issued in reinvestment of distributions to shareholders	111,984	40,846
Payments for shares redeemed, net of redemption fees	(2,899,165)	(1,748,137)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	(317,606)	835,287

Total Increase in Net Assets	1,644,014	428,000

NET ASSETS:

Beginning of year	10,172,813	9,744,813

End of year	$11,816,827	$10,172,813

Accumulated Net Investment Loss	$(27,089)	$(2,197)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	203,697	220,196
Shares issued in reinvestment of distributions to shareholders	9,780	3,928
Shares redeemed	(235,683)	(173,160)

Net Increase/(Decrease) in shares outstanding	(22,206)	50,964

Shares outstanding, beginning of year	868,849	817,885

Shares outstanding, end of year	846,643	868,849

See Notes to Financial Statements.
Annual Report | June 30, 2013	37

Statements of Changes in Net Assets	James Long-Short Fund

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012

FROM OPERATIONS:

Net investment income/(loss)	$37,462	$(36,630)
Net realized loss from investments	(319,645)	(711,602)
Net change in unrealized appreciation on investments and securities sold short	1,870,318	383,024

Net Increase/(Decrease) in net assets resulting from operations	1,588,135	(365,208)

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(35,250)	(12,000)

Decrease in net assets from distributions to shareholders	(35,250)	(12,000)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	6,372,569	2,452,796
Net asset value of shares issued in reinvestment of distributions to shareholders	34,844	12,000
Payments for shares redeemed	(1,425,602)	(3,646,342)

Net Increase/(Decrease) in net assets from Retail Class capital share transactions	4,981,811	(1,181,546)

Total Increase/(Decrease) in Net Assets	6,534,696	(1,558,754)

NET ASSETS:

Beginning of year	9,159,564	10,718,318

End of year	$15,694,260	$9,159,564

Accumulated Net Investment Loss	$(27,971)	$(40,345)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	559,409	246,899
Shares issued in reinvestment of distributions to shareholders	3,433	1,241
Shares redeemed	(138,688)	(391,935)

Net Increase/(Decrease) in shares outstanding	424,154	(143,795)

Shares outstanding, beginning of year	917,088	1,060,883

Shares outstanding, end of year	1,341,242	917,088

See Notes to Financial Statements.
38	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of year	$20.93	$20.66	$18.32	$16.69	$18.09
Income/(Loss) from investment operations:
Net investment income	0.32 (a)	0.25	0.24	0.30	0.28
Net realized and unrealized gain/(loss)	1.75	0.55	2.50	1.63	(1.40)
Total from investment operations	2.07	0.80	2.74	1.93	(1.12)

Less distributions:
From net investment income	(0.30)	(0.23)	(0.24)	(0.30)	(0.28)
From net realized gain on investments	(0.15)	(0.30)	(0.16)	–	(0.00) (b)
Total distributions	(0.45)	(0.53)	(0.40)	(0.30)	(0.28)
Net asset value at end of year	$22.55	$20.93	$20.66	$18.32	$16.69

Total return	9.98%	3.98%	15.01%	11.60%	(6.19)%

Net assets, end of year (in thousands)	$1,735,736	$1,249,228	$937,696	$572,484	$537,358

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.04%	1.07%	1.12%	1.19%	1.16%
Ratio of net investment income to average net assets	1.45%	1.26%	1.27%	1.68%	1.68%
Portfolio turnover rate	58%	36%	36%	31%	72%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $(0.005) per share.

See Notes to Financial Statements.
Annual Report | June 30, 2013	39

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Period Ended June 30, 2009 (a)

Net asset value - beginning of year	$20.81	$20.61	$18.33	$16.69	$14.80
Income from investment operations:
Net investment income	0.38 (b)	0.33	0.32	0.34	0.09
Net realized and unrealized gain	1.73	0.52	2.47	1.65	1.94
Total from investment operations	2.11	0.85	2.79	1.99	2.03

Less distributions:
From net investment income	(0.42)	(0.35)	(0.35)	(0.35)	(0.14)
From net realized gain on investments	(0.15)	(0.30)	(0.16)	–	–
Total distributions	(0.57)	(0.65)	(0.51)	(0.35)	(0.14)
Paid-in capital from redemption fees	0.00 (c)	–	–	–	–
Net asset value at end of year	$22.35	$20.81	$20.61	$18.33	$16.69

Total return	10.26%	4.22%	15.27%	11.94%	13.75	%(d)

Net assets, end of year (in thousands)	$555,766	$304,731	$130,870	$60,693	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.79%	0.82%	0.87%	1.06%	0.95	%(e)
Ratio of net investment income to average net assets	1.71%	1.52%	1.52%	2.06%	1.63	%(e)
Portfolio turnover rate	58%	36%	36%	31%	72	%(d)

(a)	Share class commenced operations on March 2, 2009.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.
40	www.jamesfunds.com

James Small Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of year	$23.89	$23.88	$17.51	$14.18	$20.04
Income/(Loss) from investment operations:
Net investment income	0.36 (a)	0.15	0.05	0.02	0.06
Net realized and unrealized gain/(loss)	4.92	(0.11)	6.35	3.33	(5.86)
Total from investment operations	5.28	0.04	6.40	3.35	(5.80)

Less distributions:
From net investment income	(0.51)	(0.03)	(0.03)	–	(0.06)
From net tax return of capital	–	–	–	(0.02)	–
Total distributions	(0.51)	(0.03)	(0.03)	(0.02)	(0.06)
Net asset value at end of year	$28.66	$23.89	$23.88	$17.51	$14.18

Total return	22.51%	0.16%	36.59%	23.61%	(28.91)%

Net assets, end of year (in thousands)	$161,271	$134,727	$81,505	$65,443	$99,801

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	1.39%	0.58%	0.23%	0.08%	0.37%
Portfolio turnover rate	41%	89%	60%	38%	46%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | June 30, 2013	41

Financial Highlights	James Mid Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

Net asset value - beginning of year	$10.69	$11.38	$8.59	$7.05	$10.66
Income/(Loss) from investment operations:
Net investment income	0.08 (a)	0.04	0.01	0.02	0.03
Net realized and unrealized gain/(loss)	2.23	(0.64)	2.82	1.54	(3.61)
Total from investment operations	2.31	(0.60)	2.83	1.56	(3.58)

Less distributions:
From net investment income	(0.03)	(0.09)	(0.04)	(0.02)	(0.03)
Total distributions	(0.03)	(0.09)	(0.04)	(0.02)	(0.03)
Net asset value at end of year	$12.97	$10.69	$11.38	$8.59	$7.05

Total return	21.68%	(5.26)%	32.97%	22.13%	(33.51)%

Net assets, end of year (in thousands)	$14,643	$12,657	$13,403	$9,497	$4,438

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.64%	0.32%	0.13%	0.24%	0.48%
Portfolio turnover rate	26%	36%	56%	37%	38%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
42	www.jamesfunds.com

James Micro Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)

Net asset value - beginning of year	$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	2.25	(0.13)	1.94
Total from investment operations	2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.14)	–	–
From net realized gain on investments	–	(0.06)	–
Total distributions	(0.14)	(0.06)	–
Paid-in capital from redemption fees	0.00 (c)	0.00 (c)	–
Net asset value at end of year	$13.96	$11.71	$11.91

Total return	20.64%	(1.15)%	19.10%

Net assets, end of year (in thousands)	$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	1.12%	(0.14)%	(0.31)%
Portfolio turnover rate	46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | June 30, 2013	43

Financial Highlights	James Long-Short Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)

Net asset value - beginning of year	$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	0.04 (b)	(0.04)	(0.00)	(c)
Net realized and unrealized gain/(loss)	1.71	(0.05)	0.10
Total from investment operations	1.75	(0.09)	0.10

Less distributions:
From net investment income	(0.04)	(0.02)	–
Total distributions	(0.04)	(0.02)	–
Net asset value at end of year	$11.70	$9.99	$10.10

Total return	17.57%	(0.93)%	1.00	%(d)

Net assets, end of year (in thousands)	$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.70%	2.66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	0.35%	(0.44)%	(1.03	)%(f)
Portfolio turnover rate	58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Not Annualized.
(e)

Dividend and interest expense on securities sold short and interest expense totaled 1.20%, 1.15% and 0.23% (annualized) of average net assets for the years ended June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.
44	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2013

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Micro Cap Fund are each a diversified series of the Trust, and James Long-Short Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund commenced its public offering of shares on October 2, 1998. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. Effective March 2, 2009, James Balanced: Golden Rainbow began offering a new class of shares: the Institutional Class. The initial class of shares is now referred to as the Retail Class. Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). The James Micro Cap Fund commenced its public offering of shares on July 1, 2010. The James Long-Short Fund commenced its public offering of shares on May 23, 2011.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase as $1 billion to $8 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than $250 million.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $183 and $135 for years ended June 30, 2012 and June 30, 2013, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market

Annual Report | June 30, 2013	45

Notes to Financial Statements	James Advantage Funds
June 30, 2013

quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Fixed income securities will be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. In computing the net asset value of the Funds by the fund accounting service provider, ALPS Fund Services, Inc., the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

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James Advantage Funds	Notes to Financial Statements
June 30, 2013

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2013:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$979,867,169	$–	$–	$979,867,169
Closed-End Funds	2,374,235	–	–	2,374,235
Exchange Traded Funds	20,986,952	–	–	20,986,952
Corporate Bonds	–	205,533,462	–	205,533,462
Mortgage Backed Securities	–	31,339,126	–	31,339,126
U.S. Government Agencies	–	52,532,800	–	52,532,800
U.S. Treasury Bonds & Notes	714,953,343	–	–	714,953,343
Foreign Bonds	–	61,071,691	–	61,071,691
Municipal Bonds	–	59,066,727	–	59,066,727
Short Term Investments	148,206,762	–	–	148,206,762
Total	$1,866,388,461	$409,543,806	$–	$2,275,932,267

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$149,325,876	$–	$–	$149,325,876
Short Term Investments	11,403,676	–	–	11,403,676
Total	$160,729,552	$–	$–	$160,729,552

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,563,943	$–	$–	$13,563,943
Exchange Traded Funds	249,922	–	–	249,922
Short Term Investments	1,322,774	–	–	1,322,774
Total	$15,136,639	$–	$–	$15,136,639

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,426,754	$–	$–	$11,426,754
Short Term Investments	398,855	–	–	398,855
Total	$11,825,609	$–	$–	$11,825,609

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$14,814,313	$–	$–	$14,814,313
Exchange Traded Funds	175,049	–	–	175,049
Short Term Investments	2,887,239	–	–	2,887,239
Total	$17,876,601	$–	$–	$17,876,601

Annual Report | June 30, 2013	47

Notes to Financial Statements	James Advantage Funds
June 30, 2013

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(5,652,634)	$–	$–	$(5,652,634)
TOTAL	$(5,652,634)	$–	$–	$(5,652,634)

* For Detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the year ended June 30, 2013, the Funds did not have any significant transfers between Level 1 and Level 2 securities.

For the year ended June 30, 2013, the Funds did not have any securities which used significant unobservable inputs (Level 3) used in determining fair value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2013, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend to the prime broker and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITS”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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James Advantage Funds	Notes to Financial Statements
June 30, 2013

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The following information is computed on a tax basis for each item as of June 30, 2013:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$2,023,603,154	$119,194,855	$11,444,033	$8,051,886	$15,707,781

Gross unrealized appreciation	$285,183,422	$43,765,516	$3,906,244	$3,880,937	$2,770,038
Gross unrealized depreciation	(32,854,309)	(2,230,819)	(213,638)	(107,214)	(601,218)
Net depreciation of foreign currency and derivatives	(38,885)	–	–	–	(29,757)
Net unrealized appreciation	252,290,228	41,534,697	3,692,606	3,773,723	2,139,063
Accumulated capital gains/(losses)	24,473,119	(42,225,789)	445,575	(1,180,862)	(830,504)
Accumulated net investment income	–	3,316,586	44,964	14,354	–
Other cumulative differences	(56,459)	–	–	–	(27,971)
Accumulated earnings	$276,706,888	$2,625,494	$4,183,145	$2,607,215	$1,280,588

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2013 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$28,110,016	$2,605,549	$40,000	$119,999	$35,250
Long-Term Capital Gains	12,243,493	–	–	–	–
Total	$40,353,509	$2,605,549	$40,000	$119,999	$35,250

Annual Report | June 30, 2013	49

Notes to Financial Statements	James Advantage Funds
June 30, 2013

The tax character of distributions paid for the year ended June 30, 2012 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

From Ordinary Income	$16,610,717	$159,992	$106,000	$38,453	$12,000
From Long-Term Capital Gains	18,438,948	–	–	2,528	–

Total	$35,049,665	$159,992	$106,000	$40,981	$12,000

Reclassification of Capital Accounts

Reclassifications result primarily from the differences in the book and tax treatment of certain investments such as partnerships, Passive Foreign Investment Companies (“PFICs”), and grantor trusts, as well as distributions in excess of net investment income. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

Paid-in capital	$752,034	$(1,161)	$(14)	$–	$(327)
Accumulated net investment income/(loss)	312,214	3,288,713	(4,993)	(27,214)	10,162
Accumulated net realized gain/(loss)	(1,064,248)	(3,287,552)	5,007	27,214	(9,835)

Post-Enactment Capital Losses

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, capital losses incurred in the Funds’ taxable years beginning before the taxable year ended June 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended June 30, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the year ended June 30, 2013, James Balanced: Golden Rainbow Fund and James Mid Cap Fund each utilized capital loss carryovers in the amount of $265,503 and $142,502, respectively.

Capital losses deferred to next tax year under the provisions of the Act were as follows:

	Short Term	Long Term

James Small Cap Fund	$1,170,293	$–
James Micro Cap Fund	897,692	–
James Long-Short Fund	599,538	24,006

The Funds elect to defer to the period ending June 30, 2014 capital losses recognized during the period November 1, 2012 through June 30, 2013 in the amount of:

Amount

James Small Cap Fund	$532,678
James Micro Cap Fund	283,170
James Long-Short Fund	206,960

The Funds elect to defer to the period ending June 30, 2014 late year ordinary losses in the amount of:

Amount

James Long-Short Fund	$27,971

The capital loss carryforwards remaining as of June 30, 2013 in the table below expire as follows:

	Amount	Expiration Date

James Small Cap Fund	$18,052,132	June 30, 2017
James Small Cap Fund	22,470,686	June 30, 2018

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

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James Advantage Funds	Notes to Financial Statements
June 30, 2013

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2013 were as follows:

	Purchases	Sales

James Balanced:
Golden Rainbow Fund	$888,149,748	$669,746,606

Purchases and sales (including maturities) of investments in other long-term securities for the year ended June 30, 2013 were as follows:

	Purchases	Sales

James Balanced:
Golden Rainbow Fund	$607,957,741	$359,039,012

James Small Cap Fund	54,782,773	59,865,867

James Mid Cap Fund	3,496,986	4,100,246

James Micro Cap Fund	4,685,176	4,738,646

James Long-Short Fund	9,802,990	6,019,358

For the year ended June 30, 2013, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $20,486,320 and $19,671,858, respectively, for the Long-Short Fund.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million; at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion; at the annual rate of 0.65% of the average daily net assets for assets from $1 billion up to and including $2 billion; and at the annual rate of 0.60% of the average daily net assets for assets over $2 billion.

James is authorized to receive a fee equal to an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Mid Cap Fund and the James Long-Short Fund, respectively, for net assets up to and including $500 million; 1.20% of average daily assets for net assets from $500 million up to and including $1 billion; 1.15% of the average daily assets for net assets from $1 billion to and including $2 billion; and 1.10% of the daily average net assets over $2 billion. James is authorized to receive a fee equal to 1.50% of James Micro Cap Fund average daily assets for net assets up to and including $500 million and 1.45% of average daily assets for net assets over $500 million. Advisory fees for the James Small Cap, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ Distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

Annual Report | June 30, 2013	51

Notes to Financial Statements	James Advantage Funds
June 30, 2013

5.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the year ended June 30, 2013, only the James Long-Short Fund utilized its line of credit. The average amount of borrowings was $2,265,000 over 42 days with a weighted-average interest rate of 3.25%. As of June 30, 2013, the James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. The remaining funds entered into individual line of credit agreements on March 8, 2013. There were no borrowings on these lines during the year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date

James Balanced:
Golden Rainbow Fund	$50,000,000	Prime Rate*	July 15, 2013

James Small Cap Fund	$6,500,000	Prime Rate*	July 15, 2013

James Mid Cap Fund	$715,000	Prime Rate*	July 15, 2013

James Micro Cap Fund	$540,000	Prime Rate*	July 15, 2013

James Long-Short Fund	$3,000,000	Prime Rate*	July 15, 2013

*The rate at which the Bank announces as its prime lending rate.

7	. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilities comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

52	www.jamesfunds.com

James Advantage Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the James Advantage Funds (the “Trust”), comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Cincinnati, Ohio

August 29, 2013

Annual Report | June 30, 2013	53

Additional Information	James Advantage Funds
June 30, 2013 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AGREEMENT APPROVAL

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for The James Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Long-Short Fund, The James Mid Cap Fund and The James Micro Cap Fund at a meeting on February 20, 2013.

The Independent Trustees were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the February 20, 2013 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients. He noted that the Adviser spends more time servicing the Funds’ shareholders than many other mutual fund advisers do. He reported that there were no material changes in the structure or relationships of the Adviser.

The representative next reviewed with the Trustees the average total returns of each Fund through December 31, 2012 (one year, three years, five years and ten years (or inception, to the extent applicable)), and the expense ratios and management fees of each Fund through June 30, 2012, with a peer group of funds with the same, or very similar, investment objectives and strategies. September 30 is the fiscal year-end for the Adviser and was deemed the appropriate date on which to measure expenses and revenues of the Adviser. He reminded the Trustees that the peer groups were the same peer groups as had been used for comparison purposes at prior Board meetings, noting that each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size. He also reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance. With respect to The James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and its benchmark for the three-, five- and ten-year periods (but underperformed for the one-year period), and continues to be one of the better performing funds in the Morningstar Conservative Allocation Category over the longer term. For The James Small Cap Fund, the Trustees noted that the Fund had outperformed its peer group average and its benchmark for the three- and ten-year periods, but underperformed its peer group average and benchmark for the one- and five-year periods. The Trustees then noted that The Long-Short Fund had outperformed its peer group average for the one-year period and the period from inception (May 23, 2011), but underperformed its benchmark for the same periods. The Trustees determined that these periods were too short to be meaningful. The Trustees then noted that the Mid Cap Fund had underperformed its peer group average and its benchmark for the one-year, three-year, five-year and since-inception (June 30, 2006) periods. However, they pointed out that the Fund’s performance for the since-inception period only trailed its peer group average by 13 basis points. For The James Micro Cap Fund, the Trustees noted that the Fund had underperformed its peer group average and its benchmark for the one-year period and since inception (July 1, 2010). They considered that much of the Fund’s underperformance during its first year was due to the timing of new money coming into the Fund during the Fund’s initial six months and resultant cash that took time to invest in a rising market. The Trustees also noted that, with the exception of The Long-Short Fund, each of the Funds had underperformed its peer group average for the one-year period, in some cases by significant margins. The representative indicated that the Adviser’s methodology had been out of favor during the first half of the year, but pointed out, as discussed in the shareholder letter in the semi-annual report, that the Funds’ across-the-board outperformance in the second half of the year was strong evidence that its methodology is back in favor. The Trustees emphasized that

54	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2013 (Unaudited)

they were focusing more on the longer-term performance which, for each Fund that has at least three years of operations, they considered to be in an acceptable range. The Trustees also noted that, while they acknowledged that performance relative to benchmarks and peer groups was important, they were more focused on how successful a fund is in meeting its investment objectives over the long term. At the conclusion of their review of the above Funds’ performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis.

A representative of the Adviser then reviewed a description of the other services provided to the Funds. He reviewed the marketing services provided, noting that the cost of these services was, in part, reimbursed through the Funds’ 12b-1 plans and emphasized that the Adviser is fully committed to marketing the Funds. The independent legal counsel noted, and the Trustees acknowledged, that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable. The representative reminded the Trustees that an employee of an affiliate of the Adviser serves as the CCO of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. He also noted that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds. The representative further noted that the Adviser provides substantial individualized attention to the Funds’ shareholders.

The representative then reviewed the management fee and expense ratio for each Fund and compared the fee and expense ratio with the average management fee and expense ratio of the Fund’s respective peer group. He noted that the expense ratio was more meaningful than the actual management fee for all of the Funds, except The James Balanced: Golden Rainbow Fund, because they have a universal fee structure where the Adviser pays all of the expenses of the Fund and is compensated with a higher management fee. The representative further noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that, instead of comparing actual management fees, it was more appropriate to compare for all of the Funds, except The James Balanced: Golden Rainbow Fund, total expense ratios, due to the fact that they each had a universal fee structure. The Trustees further noted that some of the funds in the peer groups were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The representative then reviewed with the Trustees the calculation of the net adjusted management fee for each of the universal fee Funds (the fee after deduction of all direct expenses, other than distribution-related expenses, paid by the Adviser). The Trustees noted that the comparison of the net adjusted management fee with the average management fee for its peer group was extremely helpful in their analysis, as expense ratios are affected by a number of factors other than management fees. They remarked that for each of the Long-Short Fund and the Micro Cap Fund the net management fee was substantially less than the average management fee for its peer group, and that for each of the Small

Cap and Mid Cap Funds the net fee was much closer to the average fee for its peer group.

The Trustees also took into account that most of the advisers to peer group funds do not do their own research and therefore do not have the costs or expenditure of time that the Adviser has in performing its advisory services. The representative of the Adviser represented this as significant justification for the Adviser to have higher fees than average, as compared to other advisers. In particular, in considering the Balanced: Golden Rainbow Fund management fee, the Independent Trustees recognized the significant extra time and effort involved in the Adviser doing its own research and noted that, in general, the Fund has outperformed as a result. Based on their review, the Trustees concluded that the management fees for each of the Funds appeared reasonable. The Trustees then discussed the management fees of the Funds compared to the fees charged by the Adviser for similar private accounts.

The Independent Trustees indicated that they had reviewed an analysis of the Adviser’s profitability with respect to the Funds during their executive session held earlier today, as well as information from a 2011 Lipper profitability analysis of 26 investment managers comprising nearly one quarter of total investment company assets, giving median (and the range of) profitability margins with and without distribution and marketing expenses. The Trustees reviewed the expense and profitability information and, after discussion with representatives of the Adviser, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable. The Independent Trustees noted that their review of the analysis in executive session included a calculation of profitability without deduction of distribution-related expenses, as well as a consideration of the appropriate level of wage expenses to be included. They also stated that they had considered the proper allocation of common expenses, indicating that they had determined it was more appropriate to allocate expenses pro rata, based on assets, than to allocate them equally among the Funds. In this regard, they noted that the Balanced: Golden Rainbow Fund holds municipal bonds, corporate bonds, TIPS, mortgage-backed bonds and international bonds (which require foreign currency transactions). A representative of the Adviser pointed out that the portfolio management time, accounting peculiarities, trading and clearing functions are considerable for those types of investments, which are not used by the other Funds.

While the Trustees indicated their belief that distribution expenses paid by the Adviser should be taken into account in considering the Adviser’s profitability, they indicated that their review of profitability without deduction of distribution expenses reflected an acceptable level of profitability with respect to each Fund, particularly when wages were included at a level that would reflect the cost of hiring an equivalent team of portfolio managers that do their own research. They emphasized the difficulty of looking at profitability on an objective basis, noting that profitability was an uncertain determination and that an adviser should not be penalized for being more efficient (and thus more profitable). After further discussion, the

Annual Report | June 30, 2013	55

Additional Information	James Advantage Funds
June 30, 2013 (Unaudited)

Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

A representative of the Adviser then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. A representative of the Adviser noted that the Adviser does not have any soft dollar arrangements with broker-dealers. He acknowledged that the Adviser benefits from its association with the Funds and that it currently benefits from favorable press generated by the Funds.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. The Trustees stated that they were satisfied with the Adviser’s and each Fund’s performance, and they complimented the Adviser on its adherence to its basic methodology, particularly when it was out of favor. The Trustees then concluded that, based on their review of the management fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds and that the extent of the services is consistent with the Board’s expectations. In this regard, the Trustees noted that they had discussed each Fund’s possible investment in exchange-traded funds, such as iShares funds and similar products, which would be used to gain exposure to particular investment products, indexes or sectors of a market or index. After discussion, it was their unanimous conclusion that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of the ETFs and similar products. The Trustees also indicated that they believed, based on their quarterly meetings in executive session with the Adviser’s (and the Funds’) CCO, that the Adviser had maintained an appropriate compliance program through the reporting period.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2012 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	81.09%
James Small Cap Fund	100.00%
James Mid Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Long-Short Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2012 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	80.51%
James Small Cap Fund	100.00%
James Mid Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Long-Short Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $12,243,493 as long-term capital gains dividend.

56	www.jamesfunds.com

James Advantage Funds	Trustees and Officers
June 30, 2013 (Unaudited)

INTERESTED TRUSTEES
Name/Address/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years

Barry R. James, CFA James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 56	President &Trustee since 1997	President and CEO, James Investment Research (2005- Present), Executive Vice President James Investment Research (2000-2006), CEO, James Capital Alliance (2005-Present) and Director (1992- Present)	5	Director, Heart to Honduras Director, FAIR Foundation (2010 – Present), Owner – www.mrmicrobusiness.com

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years

Anthony P. D’Angelo Age: 83	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None

Leslie L. Brandon Age: 70	Trustee since 2003	Retired partner, Ernst & Young LLP, Columbus, OH (1966-2000)	5	None

Richard C. Russell Age: 66	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002-present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

* All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385.

OFFICERS
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 63	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 41	Assistant Secretary since 2011	First Vice President, James Investment Research, Inc.
JoEllen L. Legg c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 51	Assistant Secretary since 2010

Vice President and Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor Inc. Ms. Legg is also the Secretary of ALPS Series Trust, Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, and WesMark Funds.

Annual Report | June 30, 2013	57

Trustees and Officers	James Advantage Funds
June 30, 2013 (Unaudited)

OFFICERS (CONTINUED)
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 41	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc.
John Moore c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 44	Assistant Treasurer since 2012	Fund Controller of ALPS Fund Services, Inc.
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 30	Chief Compliance Officer since 2012	Chief Compliance Officer of James Investment Research, Inc., Chief Compliance Officer of James Capital Alliance, Inc.

58	www.jamesfunds.com

James Advantage Funds	Privacy Policy
June 30, 2013 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

•    open an account or deposit money

•    direct us to buy securities or direct us to sell your securities

•    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•    affiliates from using your information to market to you.

•    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • James Advantage Funds does not jointly market.

Annual Report | June 30, 2013	59

Notes	James Advantage Funds

60	www.jamesfunds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;

(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)
(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.
(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2013	June 30, 2012
$83,000	$80,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2013 and June 30, 2012 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2013	$0	$0
June 30, 2012	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2013 and June 30, 2012 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2013	$11,500	$0
June 30, 2012	$11,100	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2013	$0	$0
June 30, 2012	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2013 and June 30, 2012.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2013	$11,500	$0
June 30, 2012	$11,100	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2013 and June 30, 2012, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 9, 2013

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan

Chief Financial Officer

Date: September 9, 2013